                                                      Exhibit 23(c)(xxii)

                     OPPENHEIMER GLOBAL SECURITIES FUND/VA
              Share Certificate for Class 3 Shares (8-1/2" x 11")
              ---------------------------------------------------

I.    FACE OF CERTIFICATE (All text and other matter lies within
      -------------------
                  8-1/4" x 10-3/4" decorative border, 5/16" wide)

                  (upper left corner): NUMBER [of shares]

                  (upper right) Class 3 SHARES

                  (centered
                  below boxes)      Oppenheimer        Variable        Account
Funds                         A MASSACHUSETTS BUSINESS TRUST

                  SERIES: OPPENHEIMER GLOBAL SECURITIES FUND/VA

(at left)   THIS IS TO CERTIFY THAT (at right) SEE REVERSE FOR
                                                   CERTAIN DEFINITIONS

                                                      (box with number)
                                                      CUSIP ___________

      (at left)       is the owner of

      (centered)  FULLY PAID Class 3 SHARES OF BENEFICIAL
INTEREST OF

                        OPPENHEIMER GLOBAL SECURITIES FUND/VA
            a  series  of  OPPENHEIMER  VARIABLE  ACCOUNT  FUNDS  (hereinafter called the "Fund"),  transferable only on the books of the Fund by the holder hereof in person or by duly authorized  attorney,  upon
            surrender   of   this   certificate   properly   endorsed.    This
            certificate  and the  shares  represented  hereby  are  issued and shall be held subject to all of the provisions of the  Declaration of  Trust of the Fund to all of which  the  holder  by  acceptance
            hereof   assents.    This   certificate   is   not   valid   until
            countersigned by the Transfer Agent.

            WITNESS the facsimile  seal of the Fund and the  signatures of its duly authorized officers.

            (signature             Dated: (signature
            at left of seal)                    at right of seal)

      /s/ Brian W. Wixted                       /s/ Robert G. Zack
      -----------------------             -------------------
      TREASURER                                       SECRETARY

                             (centered at bottom)
                        1-1/2" diameter facsimile seal
                                 with legend

                      OPPENHEIMER VARIABLE ACCOUNT FUNDS
                                     SEAL
                                     1984
                         COMMONWEALTH OF MASSACHUSETTS

(at lower right, printed
 vertically)                        Countersigned
                                    OPPENHEIMERFUNDS SERVICES (A DIVISON
OF OPPENHEIMERFUNDS, INC.)
                                    Denver (Colo.)      Transfer Agent

                              By ____________________________
                                    Authorized Signature

II.   BACK OF CERTIFICATE (text reads from top to bottom of 11"   dimension)
      -------------------

      The following  abbreviations,  when used in the  inscription on the face of this  certificate,  shall be  construed  as though they were written out in full according to applicable laws or regulations.

TEN COM - as tenants in common
TEN ENT - as tenants by the entirety
JT TEN WROS NOT TC - as joint tenants with
                        rights of survivorship and not
                        as tenants in common

UNIF GIFT/TRANSFER MIN ACT - ___________  Custodian _______________
                                    (Cust)                  (Minor)

                                    UNDER UGMA/UTMA ________________
                                                            (State)

Additional abbreviations may also be used though not on above list.

For  Value  Received   ................   hereby   sell(s),   assign(s),   and
transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF ASSIGNEE
AND PROVIDE CERTIFICATION BY TRANSFEREE
(box for identifying number)

-----------------------------------------------------------------
(Please print or type name and address of assignee)

------------------------------------------------------

__________________________________________________________  Class 3 Shares  of
the beneficial interest  represented by the within Certificate,  and do hereby irrevocably  constitute  and appoint  ___________________________  Attorney to transfer  the said  shares on the  books of the  within  named  Fund with full power of substitution in the premises.

Dated: ______________________

Signed: __________________________

                              -----------------------------------
                              (Both must sign if joint tenancy)

                        Signature(s) __________________________
                        guaranteed        Name of Firm or Bank
                        by:         _____________________________
                                          Signature of
Officer

(text printed           NOTICE:    The   signature(s)   to   this   assignment
vertically to right     must correspond with the name(s) as
of above paragraph)     written upon the face of the certificate
                        in every particular without alteration or
enlargement or any change whatever.

(text printed in        Signatures must be guaranteed by a U.S.
box to left of                commercial bank or trust company,
signature(s)                  a Federally-chartered savings and loan
                              association, a foreign bank having a U.S.
                              firm of a national securities exchange.